EXHIBIT 10.4



                                 AMENDMENT NO. 4
                                     TO THE
                             DEL LABORATORIES, INC.
                          EMPLOYEE 401(k) SAVINGS PLAN


         Del Laboratories, Inc. (the "Plan Sponsor") wishes to amend the Del Laboratories, Inc. Employee 401(k) Savings Plan (the "Plan") to update the claims procedures contained therein reflect the change in the maximum amount which may be involuntarily cashed out with a Plan participant's consent, as required by the Internal Revenue Code of 1986, as amended.

         Accordingly, effective for amounts distributable on and after May 28, 2005, the Plan is hereby amended as follows:

         1. Section 4.2(a) of the Plan is hereby amended by changing the PROVISO clause at the end thereof to read as follows:

         "provided, however, that no payment shall be made to a Participant without the Participant's written consent given in a manner required by applicable law until the Participant's Normal Retirement Date unless, as determined under Section 4.8, the Participant's Account balance at the date of payment or commencement is one thousand dollars ($1,000) or less."

         2. Section 4.4(b) of the Plan is hereby amended in its entirety to read as follows:

         "If the value of terminated Participant's vested Plan Account is one thousand dollars ($1,000) or less, such value shall be paid to the Participant in a cash lump sum as soon as practicable after the date of the Participant's termination of employment. If the value of a terminated Participant's Plan Account is more than one thousand dollars ($1,000), the Participant may elect an immediate distribution in any form of benefit provided under the Plan, or may elect to defer the distribution until a date which is no later than the Participant's Normal Retirement Date."

         3. Section 4.8 of the Plan is hereby amended by changing the first paragraph therein to read as follows:
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         "Notwithstanding any other provision of the Plan to the contrary, if the present value of a Participant's vested Plan Account to be distributed does not exceed one thousand dollars ($1,000) (the "cash-out limit") on the date the distribution commences pursuant to this Article, such Participant's vested Plan Account shall be distributed in a lump sum as soon as practicable after the date on which the Participant (or Beneficiary) becomes entitled to the distribution.

         IN WITNESS WHEREOF, the Plan Sponsor has caused this Amendment to be duly executed under seal on its behalf, effective as specified herein.

                                   DEL LABORATORIES, INC.


                                   By:
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